EXHIBIT 23.1
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this registration statement on Form S-1 of our report dated April 16, 2001 relating to the consolidated financial statements of Exchange Applications, Inc. which is contained in this Registration Statement.



/s/ Arthur Andersen LLP
Boston, MA
October 12, 2001